SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 29, 2004
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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      (Commission File Number)            (IRS Employer Identification No.)



   140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK               14228-1197
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       (Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 29, 2004, the registrant issued a press release announcing the sale of its Positech division. Substantially all assets and liabilities of the Positech division were sold to a management group on January 24, 2004 for $2.0 million in cash. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER             DESCRIPTION
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99.1                       Press Release dated January 29, 2004






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          COLUMBUS MCKINNON CORPORATION


                                          By:   /S/ ROBERT L. MONTGOMERY, JR.
                                                --------------------------------
                                          Name:  Robert L. Montgomery, Jr.
                                          Title: Executive Vice President


Dated:  JANUARY 29, 2004
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





                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
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     99.1                       Press Release dated January 29, 2004